UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 4, 2021

EQUITY COMMONWEALTH
(Exact Name of Registrant as Specified in Its Charter)

Maryland
(State or Other Jurisdiction of Incorporation)

1-9317	04-6558834
(Commission File Number)	(IRS Employer Identification No.)

Two North Riverside Plaza, Suite 2100, Chicago, IL	60606
(Address of Principal Executive Offices)	(Zip Code)

(312) 646-2800
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title Of Each Class	Trading Symbol	Name of Each Exchange On Which Registered
Common Shares of Beneficial Interest	EQC	New York Stock Exchange
6.50% Series D Cumulative Convertible Preferred Shares of Beneficial Interest	EQCpD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On May 4, 2021, Equity Commonwealth (“EQC”), a Maryland real estate investment trust, and Monmouth Real Estate Investment Corporation (“Monmouth”), a Maryland corporation, issued a joint press release announcing the execution of a definitive agreement and plan of merger (the “Merger Agreement”). Pursuant to, and subject to the terms and conditions of, the Merger Agreement, EQC agreed to acquire Monmouth in an all-stock transaction. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

On May 5, 2021, EQC intends to hold its previously announced earnings conference call available to investors and the public to also discuss the proposed merger. Details for accessing the conference call can be found in the press release attached as Exhibit 99.1 hereto. A presentation for reference during such call is attached as Exhibit 99.2 hereto and is incorporated by reference herein.

No Offer or Solicitation

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to buy, sell or solicit any securities or any proxy, vote or approval in any jurisdiction pursuant to or in connection with the proposed merger or otherwise, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be deemed to be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information and Where to Find It

In connection with the proposed merger, EQC intends to file a registration statement on Form S-4 with the U.S. Securities and Exchange Commission (“SEC”) to register the common shares of beneficial interest of EQC to be issued pursuant to the merger. The registration statement will include a prospectus and joint proxy / solicitation statement which will be sent to the common shareholders of EQC and the common shareholders of Monmouth seeking their respective approvals of the merger (the “solicitation statement / prospectus”). EQC may also file other documents regarding the proposed merger with the SEC. This communication is not intended to be, and is not, a substitute for such filings or for any other document that EQC may file with the SEC in connection with the proposed merger. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE ENTIRE REGISTRATION STATEMENT AND SOLICITATION STATEMENT / PROSPECTUS, WHEN THEY BECOME AVAILABLE, AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and security holders will be able to obtain free copies of the registration statement and solicitation statement / prospectus and other documents filed with the SEC by EQC through the website maintained by the SEC at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of the registration statement and the solicitation statement / prospectus and other documents filed with the SEC on EQC’s website at www.ir.eqcre.com.

Participants in the Solicitation

EQC and certain of its trustees and executive officers may be deemed to be participants in the solicitation of proxies from EQC’s shareholders in connection with the proposed merger under the rules of the SEC. Investors may obtain information regarding the names, affiliations and interests of trustees and executive officers of EQC in EQC’s proxy statement for its 2021 annual meeting of stockholders, which was filed with the SEC on April 27, 2021, as well as in its other filings with the SEC. Other information regarding participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the registration statement on Form S-4, the solicitation statement / prospectus and other relevant materials to be filed with the SEC by EQC regarding the proposed merger (if and when they become available). You may obtain free copies of these documents at the SEC’s website at www.sec.gov. Copies of documents filed with the SEC will also be available free of charge from EQC using the source indicated above.

Forward-Looking Statements

Some of the statements contained in this Current Report on Form 8-K constitute forward-looking statements within the meaning of the federal securities laws, including, but not limited to, statements regarding consummating asset sales and the timing thereof. Any forward-looking statements contained in this Current Report on Form 8-K are intended to be made pursuant to the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions.

The forward-looking statements contained in this Current Report on Form 8-K reflect EQC’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances regarding EQC and Monmouth that may cause EQC’s actual results to differ significantly from those expressed in any forward-looking statement, including, without limitation, (i) inability to complete the proposed merger because, among other reasons, one or more conditions to the closing of the proposed merger may not be satisfied or waived; (ii) uncertainty as to the timing of completion of the proposed merger; (iii) potential adverse effects or changes to relationships with EQC’s and/or Monmouth’s tenants, employees, service providers or other parties resulting from the announcement or completion of the proposed merger; (iv) the outcome of any legal proceedings that may be instituted against the parties and others related to the Merger Agreement; (v) possible disruptions from the proposed merger that could harm EQC’s or Monmouth’s respective business, including current plans and operations; (vi) unexpected costs, charges or expenses resulting from the proposed merger; (vii) uncertainty of the expected financial performance of EQC following completion of the proposed merger, including the possibility that the benefits anticipated from the proposed merger will not be realized or will not be realized within the expected time period; (viii) legislative, regulatory and economic developments; and (ix) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism, outbreak of war or hostilities and epidemics and pandemics, including COVID-19, as well as EQC’s or Monmouth’s management’s response to any of the aforementioned factors. EQC does not guarantee that the mergers and events described will happen as described (or that they will happen at all).

While forward-looking statements reflect EQC’s good faith beliefs, they are not guarantees of future performance. EQC disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes. For a further discussion of these and other factors that could cause EQC’s future results to differ materially from any forward-looking statements, see the section entitled “Risk Factors” in EQC’s most recent Annual Report on Form 10-K and in EQC’s Quarterly Reports on Form 10-Q for subsequent quarters.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Joint Press Release dated May 4, 2021.

99.2	Investor Presentation, dated May 4, 2021.

104	The cover page from this Current Report on form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY COMMONWEALTH

	By:	/s/ Orrin S. Shifrin
	Name:	Orrin S. Shifrin
	Title:	Executive Vice President, General Counsel and Secretary

Date: May 5, 2021